UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 or 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 26, 2017

SHORETEL, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33506	77-0443568
(Commission File Number)	(IRS Employer Identification No.)

960 Stewart Drive Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 331-3300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On July 26, 2017, ShoreTel, Inc., a Delaware corporation (“ShoreTel”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Mitel US Holdings, Inc., a Delaware corporation (“Parent”), Shelby Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and, with respect to certain obligations set forth in the Merger Agreement, Mitel Networks Corporation, a Canadian corporation (“Guarantor”).

Pursuant to and subject to the terms and conditions of the Merger Agreement, Merger Sub will commence an all-cash tender offer (the “Offer”) for any and all of ShoreTel’s outstanding shares of common stock, par value $0.001 per share (the “Shares”), at a purchase price of $7.50 per Share (the “Offer Price”), net to the seller in cash, without interest, and subject to any required withholding of taxes.  Under the Merger Agreement, Merger Sub is required to commence the Offer within 15 business days after the date of the Merger Agreement.  The Offer will remain open for a minimum of 21 business days from the date of commencement.

The obligation of Merger Sub to purchase Shares tendered in the Offer is subject to specified closing conditions, including (i) immediately prior to the expiration of the Offer, a number of Shares must have been validly tendered and not validly withdrawn that, when added to the number of Shares (if any) then owned by Merger Sub, equals at least one Share more than half of all Shares then outstanding (the "Minimum Condition"), (ii) the absence of injunctions or other legal restraints preventing the consummation of the Offer or the Merger (as defined below), (iii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and Telecom Approvals (as defined in the Merger Agreement) have been obtained, (iv) the accuracy of the representations and warranties made by ShoreTel in the Merger Agreement, subject to specified materiality qualifications, including ShoreTel’s representation that it will have a minimum cash balance as of the Expiration Date, (v) compliance by ShoreTel with its covenants in the Merger Agreement in all material respects, (vi) the absence of a “Company Material Adverse Effect” (as defined in the Merger Agreement) on ShoreTel since the date of the Merger Agreement, (vii) the completion of a specified marketing period for the debt financing (the “Marketing Period”) Parent and Merger Sub are using to fund the aggregate Offer Price to be paid to tendering holders upon closing the Offer and to certain other holders upon closing the Merger (the “Merger Consideration”) and (viii) the other conditions set forth in Annex I to the Merger Agreement.

Following the completion of the Offer, subject to the absence of injunctions or other legal restraints preventing the consummation of the Merger, Merger Sub will merge with and into ShoreTel, with ShoreTel surviving the merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”), pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law (the “Merger”).  The Merger will be effected as soon as practicable following the acceptance for payment by Merger Sub of Shares validly tendered and not withdrawn in the Offer, without a vote on the adoption of the Merger Agreement by ShoreTel stockholders.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than Shares owned by (i) ShoreTel, or any subsidiary of ShoreTel, Parent, Merger Sub or Guarantor, which Shares will be canceled and will cease to exist or (ii) stockholders who validly exercise appraisal rights under Delaware law with respect to such Shares) will be converted into the right to receive an amount in cash equal to the Offer Price, without interest, subject to any required withholding taxes.

Pursuant to the terms of the Merger Agreement, (i) each ShoreTel stock option that is vested as of immediately prior to the Effective Time (including those which accelerate pursuant to employment agreements, retention agreements or other equity agreements or plans or as specified in the Merger Agreement) will be cancelled in exchange for an amount in cash equal to the Offer Price, less the option exercise price, (ii) each other ShoreTel stock option will be cancelled for no consideration, (iii) each ShoreTel restricted stock unit that is vested as of immediately prior to the Effective Time (including those which accelerate pursuant to employment agreements, retention agreements or other equity agreements or plans or as specified in the Merger Agreement) will be cancelled in exchange for an amount in cash equal to the Offer Price and (iv) each other ShoreTel restricted stock unit will be cancelled for no consideration.  ShoreTel's Employee Stock Purchase Plan will be suspended on the date of the Merger Agreement, and will be terminated upon the consummation of the Merger pursuant to the terms of the Merger Agreement.

Pursuant to and subject to the terms and conditions of the Merger Agreement, ShoreTel has agreed, among other things, (i) to carry on its business in the ordinary course during the period between the execution of the Merger Agreement and the consummation of the Merger; (ii) subject to certain customary exceptions set forth in the Merger Agreement to permit ShoreTel’s board of directors to comply with its fiduciary duties, to recommend that ShoreTel’s stockholders accept the Offer and tender all of their shares pursuant to the Offer; (iii) not to solicit alternative acquisition proposals and (iv) to certain restrictions on its ability to respond to any unsolicited acquisition proposals.  The Merger Agreement also contains customary representations, warranties and covenants of each of ShoreTel, Parent and Merger Sub.

The Merger Agreement contains certain customary termination rights for both Parent and ShoreTel, including, among others, by either Parent or ShoreTel upon the failure of the Offer conditions to be satisfied or validly waived on or before November 23, 2017 (the “Termination Date”).

Upon termination of the Merger Agreement under specified circumstances, including (i) a termination by ShoreTel to enter into an agreement for an alternative transaction that constitutes a “Superior Proposal” (as defined in the Merger Agreement) or (ii) a termination by Parent due to a change in the ShoreTel board of directors’ recommendation that ShoreTel's stockholders accept the Offer and tender all of their shares pursuant to the Offer, ShoreTel is required to pay Parent a termination fee of $24,500,000.  In addition, ShoreTel is required to pay Parent and Merger Sub an expense reimbursement of up to $6.0 million if the Merger Agreement is terminated (i) by either ShoreTel or Parent in the event that the Offer Acceptance Time (as defined in the Merger Agreement) has not occurred on or before the Termination Date as a result of the failure of the Minimum Condition to be satisfied, subject to certain rights of Parent to extend the Termination Date in certain circumstances, or (ii) by Parent if ShoreTel is in breach of the Merger Agreement.

The Merger Agreement also provides that Parent will be required to pay ShoreTel a termination fee of $30 million in the event that ShoreTel terminates the Merger Agreement because Merger Sub, after the satisfaction of the Offer conditions and the completion of the Marketing Period, has not accepted for payment the Shares tendered in the Offer within three business days following the expiration of the Offer, subject to certain rights of Merger Sub to extend the Expiration Time. In this circumstance, payment of the termination fee constitutes ShoreTel's sole and exclusive monetary remedy.

Parent has obtained debt financing commitments from Bank of Montreal, N.A. (“BMO”) and BMO acting through its trade name BMO Capital Markets Corp., Citizens Bank, N.A., HSBC Bank Canada and Canadian Imperial Bank of Commerce to fund the transactions contemplated by the Merger Agreement. The Merger Agreement requires Parent to use commercially reasonable efforts to obtain the financing on the terms and conditions described in the financing commitments.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.  The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about ShoreTel, Parent or Merger Sub. In particular, the representations, warranties and covenants contained in the Merger Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were made solely for the benefit of the parties to the Merger Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement rather than establishing those matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Parent or ShoreTel.  Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Parent or ShoreTel and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission (the “SEC”).

Tender Support Agreements

In connection with the execution of the Merger Agreement, the directors and executive officers of ShoreTel (collectively, the “Stockholders”) have each entered into a Tender Support Agreement, dated as of July 26, 2017, with Parent and Merger Sub (each, a “Support Agreement”).  Subject to the terms and conditions of the Support Agreements, each Stockholder has agreed, among other things, to tender his or her Shares into the Offer, and, subject to certain exceptions, not to transfer their shares that are subject to the Support Agreement.  The Support Agreement will terminate with respect to each Stockholder upon the first to occur of (i) the mutual written consent of Parent and such Stockholder, (ii) termination of the Merger Agreement in accordance with its terms, (iii) the consummation of the Merger, (iv) entry into an amendment or modification of the Offer or the Merger Agreement that results in a decrease in the Offer Price or a change in the form of consideration payable to the Stockholders or (v) the withdrawal or termination of the Offer by Merger Sub or the expiration of the Offer without acceptance for payment of the Shares tendered by the Stockholders.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Support Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

The Offer for the outstanding Shares of ShoreTel has not yet commenced.  This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that Parent and Merger Sub will file with the SEC. At the time the tender offer is commenced, Parent and Merger Sub will file tender offer materials on Schedule TO, and thereafter ShoreTel will file a Solicitation/Recommendation Statement on Schedule 14D-9, with the SEC with respect to the Offer.  THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION.  HOLDERS OF SHARES OF SHORETEL COMMON STOCK ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF SHORETEL COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.  The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Shares at no expense to them.  The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov.  Additional copies of the tender offer materials may be obtained for free by directing a written request to ShoreTel, Inc., 960 Stewart Drive, Sunnyvale, California 94085, Attn: Investor Relations, or by telephone at (408) 331-3300.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Parent and ShoreTel file annual, quarterly and current reports and other information with the SEC.  You may read and copy any reports or other information filed by Parent or ShoreTel at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  Parent’s and ShoreTel’s filings with the SEC are also available to the public from commercial document-retrieval services and at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks, uncertainties and assumptions.  If such risks or uncertainties materialize or such assumptions prove incorrect, the results of ShoreTel and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the expected benefits and costs of the Offer, the Merger and the other transactions contemplated by the Merger Agreement; the expected timing of the completion of the Offer and the Merger; the ability of Parent, Merger Sub and ShoreTel to complete the Offer and the Merger considering the various conditions to the Offer and the Merger, some of which are outside the parties’ control, including those conditions related to regulatory approvals; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the Offer and the Merger may not be timely completed, if at all; that, prior to the completion of the transaction, ShoreTel’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in ShoreTel’s SEC reports, including but not limited to the risks described in ShoreTel’s Annual Report on Form 10-K for its fiscal year ended June 30, 2016.  ShoreTel assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.  See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORETEL, INC.

By:	/s/ Allen Seto
VP and General Counsel

Date:  July 27, 2017

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 26, 2017, by and among Mitel US Holdings, Inc., Shelby Acquisition Corporation, ShoreTel, Inc. and Mitel Networks Corporation.

10.1	Tender Support Agreement, dated as of July 26, 2017, by and among Mitel US Holdings, Inc., Shelby Acquisition Corporation and each of the persons set forth on Schedule A thereto.